Summary Prospectus April 1, 2014, as revised October 15, 2014

Loomis Sayles Dividend Income Fund
Ticker Symbol: Class A (LSCAX), Class C (LSCCX) and Class Y (LSCYX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at ngam.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@ngam.natixis.com. The Fund's Prospectus and Statement of Additional Information, each dated April 1, 2014 are incorporated by reference into this Summary Prospectus.

Fund Summary

Investment Goal

The Fund's investment goal is high total return through a combination of current income and capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section "How Sales Charges Are Calculated" on page 44 of the Prospectus and on page 99 in the section "Reduced Sales Charges" of the Statement of Additional Information ("SAI").

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%	None
Redemption fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	0.70%	0.61%	0.74%
Total annual fund operating expenses	1.55%	2.21%	1.34%
Fee waiver and/or expense reimbursement[1]	0.35%	0.26%	0.39%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.95%	0.95%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.20%, 1.95% and 0.95% of the Fund's average daily net assets for Class A, C and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.20%, 1.95% and 0.95% of the Fund's average daily net assets for Class A, C and Y shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$690	$1,004	$1,340	$2,286
Class C	$298	$666	$1,161	$2,524
Class Y	$97	$386	$697	$1,579

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$198	$666	$1,161	$2,524

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities (the "equity portion"). Equity securities purchased by the Fund may include common stocks, preferred stocks and convertible securities, including, among others, warrants and convertible preferred stock. A significant majority of the equity securities purchased by the Fund will be traded on a U.S. exchange and denominated in U.S. dollars. The Fund's non-U.S. equity investments, which will consist generally of American Depositary Receipts but may include direct foreign investments as well, will be limited to 20% of the equity portion. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in U.S. equity indices published by Standard & Poor's or Russell Investments. The Fund expects that under normal market conditions a majority of the equity portion will include income-producing equity securities.

The Fund may invest up to 20% of its assets in fixed-income securities, including below investment grade fixed-income securities (commonly known as "junk bonds"), corporate debt, government and agency fixed-income securities and convertible debt securities (the "fixed-income portion"). Below investment grade fixed-income securities are rated below investment grade quality, i.e., none of the three major ratings agencies (Moody's Investors Services, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories, or, in the absence of a rating by an agency, the Adviser has determined that the securities are of comparable quality to rated securities that the Fund may purchase. Up to 40% of the fixed-income portion of the Fund may be non-U.S. dollar denominated and up to 20% of the fixed-income portion of the Fund may be invested in a single country or currency; however, these restrictions do not apply to investments in Canadian or U.S. fixed-income securities. The Fund may invest in securities of any maturity, market capitalization and credit quality.

The Adviser may shift the Fund's assets among various types of income-producing securities based upon changing market conditions and security-specific opportunities. The asset allocation shifts will be based on several criteria, such as the attractiveness of each asset class as determined by the Adviser, the security-specific valuations and yield opportunities discovered within each asset class and the ability of an asset class to provide diversification and attractive risk characteristics to the portfolio. When assessing the investment opportunity of a particular company, the Adviser has the flexibility to consider the entire range of securities across the company's capital structure, including equities, preferred stock, convertible bonds, convertible preferred stock and bonds. The Adviser will strive for a reasonable amount of income through stock dividends, bond yields and other income-enhancing strategies.

In deciding which equity securities to buy and sell, the Adviser seeks to identify companies that it believes are, among other things, attractively valued based on the Adviser's estimate of intrinsic value, with additional consideration given to dividend yield. The Adviser generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

In deciding which fixed-income securities to buy and sell, the Adviser may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, the Adviser's expectations regarding general trends in interest rates and currency considerations. The Adviser will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities") and may purchase and sell (write) options for hedging and investment purposes. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Allocation Risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.

Below Investment Grade Fixed-Income Securities Risk: The Fund's investments in below investment grade fixed-income securities, also known as "junk bonds," may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit/Counterparty Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter ("OTC") derivative transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Equity Securities Risk: The value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. You may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk: The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from transacting in these illiquid securities at an advantageous price or time. A lack of liquidity also may cause the value of investments to decline. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Illiquid investments also may be difficult to value.

Management Risk: A strategy used by the Fund's portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security or portfolio will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Options Risk: The value of the Fund's positions in options will fluctuate in response to changes in the value of the underlying security. Writing call options can reduce the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Fund writes a put option, it assumes the risk that it may be required to purchase the underlying security for a price that is higher than prevailing market price, resulting in a loss. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies, and for these and other reasons the Fund's use of options may not achieve the Fund's investment objectives to the extent desired.

Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by comparing the Fund's one-year and Life-of-Fund performance with two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ngam.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

Total Return for Class A Shares

Highest Quarterly Return: First Quarter 2013, 11.13% Lowest Quarterly Return: Second Quarter 2013, 1.94%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Life of Fund (3/30/12)
Class A - Return Before Taxes	21.74%	16.47%
Return After Taxes on Distributions	18.47%	14.32%
Return After Taxes on Distributions and Sale of Fund Shares	13.40%	12.20%
Class C - Return Before Taxes	27.44%	19.59%
Class Y - Return Before Taxes	29.61%	20.78%
S&P 500® Index	32.39%	19.42%
Russell 1000® Value Index	32.53%	21.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Portfolio Managers

Arthur J. Barry, CFA®, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2012.

Matthew J. Eagan, CFA®, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Daniel J. Fuss, CFA®, CIC, Vice Chairman, Director and Managing Partner of the Adviser, has served as co-portfolio manager of the Fund since 2012.

Adam C. Liebhoff, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Elaine M. Stokes, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds' Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds' prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100

Class Y Shares

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

   A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

■

Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

■

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. (the "Distributor"). Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

■

Retirement Plans such as 401(a), 401(k) or 457 plans.

■

Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

■

Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

■

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund's shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ngam.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

UCI77-1014